                                                                    EXHIBIT 10.1

                              Atria Software, Inc.

                             1990 STOCK OPTION PLAN


1.   PURPOSE
     -------

     The purpose of this 1990 Stock Option Plan (the "Plan") is to encourage
                                                     ------
directors, consultants and key employees of Atria Software, Inc. (the "Company")
                                                                      ---------
and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options, some of which, as specially designated under Section 4 hereof, are designed to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The term "Subsidiary" as used in the Plan means a corporation of which
- -------            ------------
the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.


2.   ADMINISTRATION OF THE PLAN
     --------------------------

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the authority to adopt, amend and rescind
     --------
such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan or of options granted thereunder (the "Options") shall be subject to the determination, which shall be final and
- ----------
binding, of a majority of the whole Board. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code. Notwithstanding the foregoing, in the event that the Company at any time becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Plan shall be administered by a disinterested administrator or administrators in accordance with all applicable requirements of Rule 16b-3 under the 1934 Act.

3.   OPTION SHARES
     -------------

     The stock subject to Options under the Plan shall be shares of the Company's common stock, par value $.0l per share (the "Stock"). The total
                                                      -------
amount of the Stock with respect to which options may be granted shall not exceed in the aggregate 23,500 shares*; provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of
Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the optionee, the surrender of

- ------------------
* Share information does not include any stock splits.
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                                      -2-


any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan.


4.   AUTHORITY TO GRANT OPTIONS
     --------------------------

     The Board may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option or options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be designated at the time of grant either a non-qualified option or an "incentive stock option" within the meaning of Section 422A of the Code. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any option shall be as determined by the Board.


5.   WRITTEN AGREEMENT
     -----------------

     Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed herein and shall be signed by the optionee and by the President or any Vice President of the Company for and in the name and on behalf of the Company. Such an option agreement shall indicate whether the subject Option has been designated a non-qualified option or an incentive stock option. The written option agreement for any Option shall contain such provisions not inconsistent with this Plan as the Board in its discretion shall deem advisable.


6.   ELIGIBILITY
     -----------

     The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board) and other individuals who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. Options designated incentive stock options shall not be granted to any individual who is not an employee of the Company or a Subsidiary.


7.   OPTION PRICE
     ------------

     The price at which shares may be purchased pursuant to an Option shall be specified by the Board at the time the option is granted, but in the case of an incentive stock option shall not be less than the fair market value of the shares of Stock on the date the Option is granted. For purposes of the Plan, the "fair market value" of a share of Stock at any particular date shall be determined according to the following rules: (i) if the Stock is not at the time listed or admitted to trading on a stock exchange, the fair market value shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation
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                                      -3-

selected by the Board and regularly reporting the price of the Stock in such market; provided, however, that if the price of the Stock is not so reported, the fair market value shall be determined by the Board, which may take into consideration (1) the price paid for the Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of fair market value.

     In the case of any employee of the Company or a Subsidiary who owns, directly or indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any corporation which on the date of grant of an Option is a Subsidiary, the price at which shares may be so purchased pursuant to an incentive stock option shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the Option is granted.


8.   DURATION OF OPTIONS
     -------------------

     The duration of any Option shall be specified by the Board, but no Option designated an incentive stock option shall be exercisable after the expiration of ten (10) years from the date such option is granted; and no incentive stock option granted to an employee of the Company or a Subsidiary who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Board, in its discretion, may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.


9.   AMOUNT EXERCISABLE
     ------------------

     Each Option shall be immediately exercisable in full or in part and shall remain exercisable for its specified duration.


10.  EXERCISE OF OPTION
     ------------------

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the
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                                      -4-

alternative provisions of this Section 10, in cash in an amount in United States dollars equal to the option price of such shares, as the Board in its discretion shall consider acceptable. Such notice shall be delivered in person to the Clerk of the Company or shall be sent by registered mail, return receipt requested, to the Clerk of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock previously acquired by the optionee. If payment is made in whole or in part in shares of Stock, then the optionee shall deliver to the Company in payment of the option price of the shares with respect of which such option is exercised (i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Board in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section 10, the Board, in its sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such optionee together with notice by the Company to such optionee of the refusal of the Board to accept such shares of Stock.

     As promptly as practicable after the receipt by the Company of (i) written notice from the optionee setting forth the number of shares with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section 10, the Company shall cause to be delivered to such optionee certificates representing the number of shares with respect to which such Option has been so exercised.

11.  TRANSFERABILITY OF OPTIONS
     --------------------------

     Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his lifetime only by him.


12.  TERMINATION OF EMPLOYMENT OR RELATIONSHIP OF OPTIONEE WITH THE COMPANY
     ----------------------------------------------------------------------

     For purposes of this Section 12, employment by a Subsidiary shall be considered employment by the Company. Non-qualified options shall be exercisable following an optionee's termination of employment to the extent provided below with respect to incentive stock options, unless otherwise set forth in the option agreement for such non-qualified options.
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                                      -5-

Except as may be otherwise expressly provided herein, Options designated incentive stock options shall be exercisable after the optionee's termination of employment with the Company only within the period of three (3) months after the date the optionee ceases to be in the employ of the Company, and only to the extent to which the optionee was entitled to exercise the Option immediately prior to the termination of his employment. If, before the date of expiration of the Option, the optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or three
(3) months after the date of such retirement. In the event of the death of the holder of an option before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (1) year following the date of such death or retirement. After the death of the optionee, his executors, administrators or any persons to whom his option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the optionee was entitled to exercise the Option on the date of his death.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the optionee for purposes of the Plan, provided that either (i) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the optionee's Relationship (as defined in Section 19(d) hereof) with the Company as may be set forth in the specific written option agreement with the optionee.

     Notwithstanding any other provision of this Plan or an option agreement to the contrary, an Option which has not been exercised as of the termination of an optionee's Relationship with the company may only be exercised after such termination for Stock which would constitute First Refusal Stock were such Option exercised as of the date of such termination.


13.  REQUIREMENTS OF LAW
     -------------------

     The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"),
                                                            ----------------
upon exercise of any Option the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.


14.  NO RIGHTS AS STOCKHOLDER
     ------------------------

       No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17 no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.


15.  EMPLOYMENT OBLIGATION
     ---------------------

     The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any optionee, or to engage or retain the services of any person and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.

16.  FORFEITURE FOR DISHONESTY
     -------------------------

     Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, the optionee shall forfeit all unexercised options. The decision of the Board as to the cause of an optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of such optionee by the Company or a Subsidiary.


17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE
     ------------------------------------------

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares covered by any outstanding option and the price per share payable upon exercise thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a Stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith.

     In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Option, the holder thereof shall be entitled to purchase in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if immediately prior to such merger or consolidation, the holder had been the holder of record of shares of Stock as to which the Option is then exercisable.

     In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any limitations imposed pursuant to Section 9 so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option not less than thirty
(30) days preceding the effective date of such merger, consolidation, liquidation, sale or disposition and provided that the Board may in its sole discretion waive any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part as the Board may determine during such thirty (30) day period.

     Except as hereinbefore expressly provided, the issue by the Company of shares of Stock or other securities of any class or securities convertible into shares of Stock or other securities of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

18.  AMENDMENT OR TERMINATION OF PLAN
     --------------------------------

     The Board may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) materially increase the benefits accruing to optionees under the Plan;
(ii) change the aggregate number of shares of Stock which may be issued under options pursuant to the provisions of the Plan; (iii) reduce the option price at which incentive stock options may be granted to an amount less than the fair market value per share at the time the option is granted; or (iv) change the class of persons eligible to receive incentive stock options. Notwithstanding the preceding sentence, the Board shall in all events have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.


19.  RESTRICTIONS ON TRANSFER OR DISPOSITION.
     ---------------------------------------

     Unless an optionee's option agreement specifically provides to the contrary, the provisions of this Section 19 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof (the "Option Stock").
- --------------

     (a) Right of First Refusal on Dispositions by Optionee.  An optionee may
         --------------------------------------------------
not sell, assign, transfer or otherwise dispose of any Buy Back Stock (as defined in Section 19(c)) without the prior written approval of the Company. In the event an optionee proposes to sell, assign, transfer or otherwise dispose of any or all of his First Refusal Stock (as defined in Section 19(c)), or with the Company's written approval, Buy Back Stock, the optionee will notify in writing (the "Notification") the Company of the optionee's intention to do so, specifying the number of shares of Option Stock proposed to be transferred (the "Offered Shares"), the name of the person or persons to whom the optionee
- -----------------
proposes to transfer the Offered Shares (or if no particular purchaser is identified, then the general class of persons to whom he proposes to transfer the Offered Shares), and a price per share which shall be the minimum price at which he proposes to effect the transfer (the "Minimum Price"). The
                                               ---------------
Notification shall contain a copy or recitation of all the terms and conditions of the proposed transfer of the Offered Shares at the Minimum Price to such person or persons (or class of persons) and an undertaking that a condition of such transfer shall be the agreement of each transferee to be bound by and be deemed to be an optionee for the purposes of this Plan. The Notification shall offer to sell to the Company the Offered Shares, free and clear of any liens or encumbrances in favor of third persons, at (a) in the case of First Refusal Stock, the minimum Price and (b) in the case of Buy Back Stock, the price the optionee acquired the Offered Shares, adjusted for all splits, stock dividends and similar adjustments (the "Acquisition Price").
                             -------------------

     The Company shall act upon the offer of the optionee by giving written notice (the "Company's Notice") to the optionee setting forth the Company's
             -------------------
intention as to any or all of the offered Shares. The Company's Notice shall be given as soon as practicable after receipt of the Notification, and in all events within thirty (30) days after such receipt, such thirty (30) day period being herein referred to as the "Company's Acceptance Period."
                                -----------------------------

     In the event the Company shall elect to purchase or acquire any of the Offered Shares, written notice to the optionee of such election to purchase or so acquire any of the Offered Shares shall, when taken in conjunction with the Notification, be deemed to constitute a valid and legally binding purchase and sale agreement as to those Offered Shares.

     If the Company fails to accept the offer to sell all of the Offered Shares, the optionee shall be free to proceed to sell all but not less than all of the remaining Offered Shares to the person or persons (or class of persons) specified in the Notification at not less than the Minimum Price. If the optionee fails to complete his proposed sale within a period of ninety (90) days after the date of the Notification, then the Offered Shares shall once again be subject to the requirement of a prior offer pursuant to the provisions of this Section.

     The closing of a purchase and sale of Offered Shares pursuant hereto shall take place at the principal executive offices of the Company on the ninetieth
(90th) day following the date of the Notification unless another time is mutually agreed upon, at which time the Optionee shall deliver the stock certificate or certificates representing the Offered Shares so sold (duly endorsed or accompanied by a duly executed stock power or assignment to effect transfer of ownership to the purchaser or purchasers on the records of the Company) against the optionee's receipt of payment in cash (by certified check, bank cashier's check or wire transfer).

     (b) Involuntary Disposition.  It is the intent of the Company that any
         -----------------------
involuntary disposition of the shares of Option Stock of the Company owned by an optionee and still subject to the restrictions under Section 19 of this Plan, including dispositions pursuant to a divorce or separation proceeding or any other judicial proceeding, be subject to the prior rights of the Company hereunder and that any such disposition be deemed to be an offer to sell said shares to the Company at the Acquisition Price, whether or not such shares constitute First Refusal Stock or Buy Back Stock.

     The Company shall act upon the deemed offer under this section within the time periods and following the procedures set forth in Section 19(a), with the date of the deemed offer being the later of the date of the Company's receipt of written notice setting forth the existence of such an involuntary disposition event and the date of such involuntary disposition event, such later date being the date of Notification for the purpose of Section 19(a).

     (c) Permitted Transfers; Lifting of Restrictions.  The provisions of
         --------------------------------------------
Section 19 shall not apply to any proposed sale, assignment, transfer or other disposition of First Refusal Stock (i) pursuant to a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended (a "Public Offering") or (ii) on or after the date that the Company registers its
- ----------------
Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended.

     As used herein, the term "First Refusal Stock" shall mean and include for
                              ---------------------
any optionee at any time the shares of option Stock which are Vested. The term "Buy Back Stock" shall mean and include for any optionee at any time the number
- ----------------
of shares of Option Stock which are not Vested.  The term "Vested" shall have
                                                          --------
the meaning set forth in the applicable written option agreement for the Option Stock to which it applies.

     (d) Termination of Employment or Other Relationship with the Company.  In
         ----------------------------------------------------------------
the event an optionee's employment by the Company (or if the optionee is not an employee, his or her active consulting, work or other involvement with the Company) is terminated voluntarily, for cause or without cause, the terminated optionee will be deemed to have offered to sell to the Company all Buy Back Stock in the Company owned by him and still subject to the restrictions in this
Section 19 at the Acquisition Price. The employment or other active involvement of an optionee with the Company is hereinafter referred to as the optionee's "Relationship" with the Company. The determination of whether an optionee's
- --------------
Relationship with the Company has terminated shall be made by the Board of Directors, whose determination shall be final and binding on the optionee.

     The Company shall act upon the offer of a terminated optionee within ninety
(90) days of termination. If the Company fails to accept the offer to sell all of a terminated optionee's shares, such terminated optionee may proceed to sell, distribute or otherwise dispose of said shares, subject to the other provisions of this Plan.

     (e) Death of An Optionee.  In the event of the death of an optionee he will
         --------------------
be deemed to have voluntarily terminated his Relationship with the Company and to have offered to sell to the Company all of his Buy Back Stock at the Acquisition Price.

     The Company shall act upon the deemed offer of a deceased optionee as soon as practicable after the death of the optionee and in any event within ninety
(90) days. If the Company fails to accept the offer to sell all of a deceased optionee's shares, the representative of the deceased optionee may proceed to sell, distribute or otherwise dispose of said shares, subject to the other provisions of this Plan.

     (f) Disability of An Optionee.  In the event of the disability of an
         -------------------------
optionee which materially prevents the optionee from performing his work for the Company, he will be deemed to have voluntarily terminated his Relationship with the Company and to have offered to sell to the Company all of his Buy Back Stock at the Acquisition Price.

     The Company shall act upon the offer of a disabled optionee as soon as practicable after such disability of the optionee and in any event within ninety
(90) days. If the Company fails to accept the offer to sell all of a disabled optionee's shares, the disabled optionee or representative of the disabled optionee may proceed to sell, distribute or otherwise dispose of said shares, subject to the other provisions of this Plan.

     (g) Securities Laws; Transfers In Violation of Agreement.  Notwithstanding
         ----------------------------------------------------
any other provision of this Agreement the Company may refuse to permit transfer of the Offered Shares if in the opinion of its legal counsel such transfer would violate securities laws or subject the Company to liability thereunder. Any sale, transfer, pledge or other disposition of shares of Stock which is not in accordance with the provisions of this Section 19 shall be void and of no effect and shall not be recognized by the Company.

     (h) Consolidations or Mergers.  Notwithstanding anything contained herein
         -------------------------
to the contrary, upon the effective date of a merger or consolidation of the Company into or with another entity, or upon the sale of all or substantially all of the assets of the Company to another entity, the number of shares of Common Stock subject to any option granted hereunder that shall constitute First Refusal Stock shall be equal to that greater number of shares that would be First Refusal Stock as of the date that is two and one-half (2-1/2) years after such effective date of such merger, consolidation or sale.

20.  EFFECTIVE DATE AND DURATION OF THE PLAN
     ---------------------------------------

     The Plan shall become effective and shall be deemed to have been adopted on May 7, 1990 subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (l0th) anniversary of its effective date.